SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 12, 2001

                                 CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)


          TEXAS                         1-12110                    76-6088377

(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
    of incorporation or                                   Identification Number)
       organization)


             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 354-2500



                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     Camden Property Trust, a Texas real estate investment trust (the "Company"), has completed an offering of 6.75% Notes Due 2010 in an aggregate principal amount of $100,000,000 (the "Notes") as described in the Company's Prospectus Supplement dated September 7, 2001 to the Company's Prospectus dated January 12, 2000 (the "Notes Offering"). The Notes were issued pursuant to the Company's existing shelf registration statement.

     The Notes bear interest at 6.75% from September 12, 2001, with interest payable each March 15 and September 15 beginning March 15, 2002. The entire principal amount of the Notes is due on September 15, 2010. The Notes are redeemable at any time at the option of the Company, in whole or in part, at a redemption price equal to the principal amount and accrued interest of the Notes being redeemed, plus a make-whole premium.

     The Notes were priced at a discount such that the Notes were offered to the public at 99.866% of their face amount. The Notes Offering was underwritten by of Banc of America Securities LLC, Commerzbank Capital Markets Corp., Deutsche Banc Alex. Brown Inc., First Union Securities, Inc., J.P. Morgan Securities Inc., Legg Mason Wood Walker Incorporated, McDonald Investments Inc., PNC
Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC (the "Underwriters") pursuant to the Underwriting Agreement among the Company and the Underwriters dated September 7, 2001. The Notes were issued under an Indenture between the Company and U.S. Trust Company of Texas, N.A., as trustee.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

          1.1  Form  of  Underwriting   Agreement  among  the  Company  and  the
               Underwriters dated September 7, 2001 relating to the Notes Offering.

          4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas, N.A., as trustee (filed as Exhibit
               4.1 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

          4.2 First Supplemental Indenture dated as of February 15, 1996 (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

          4.3  Form of Camden Property Trust 6.75% Note due September 15, 2010.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 12, 2001
                              CAMDEN PROPERTY TRUST



                              By:   /s/G. Steven Dawson
                                 -----------------------------------------------
                                    G. Steven Dawson
                                    Senior Vice President - Finance, Chief
                                    Financial Officer and Secretary

                              CAMDEN PROPERTY TRUST
                                INDEX TO EXHIBITS


EXHIBIT                                                                 PAGE



1.1            Form  of   Underwriting  Agreement  among  the  Company  and  the
               Underwriters dated September 7, 2001 relating to the Notes Offering.

4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas, N.A., as trustee (filed as Exhibit
               4.1 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

4.2 First Supplemental Indenture dated as of February 15, 1996 (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

4.3            Form of Camden Property Trust 6.75% Note due September 15, 2010.

                                                                     Exhibit 1.1
                              CAMDEN PROPERTY TRUST

                                 Debt Securities

                                     Form of
                             Underwriting Agreement

                        $100,000,000 6.75% Notes due 2010

                                                               September 7, 2001

BANC OF AMERICA SECURITIES LLC
COMMERZBANK CAPITAL MARKETS CORP.
DEUTSCHE BANC ALEX. BROWN INC.
FIRST UNION SECURITIES, INC.
J.P. MORGAN SECURITIES INC.
LEGG MASON WOOD WALKER INCORPORATED
MCDONALD INVESTMENTS INC.
PNC CAPITAL MARKETS, INC.
WELLS FARGO BROKERAGE SERVICES, LLC
        c/o    Banc of America Securities LLC
        Bank of America Corporate Center
        NC1-007-07-01
        100 North Tryon Street
        Charlotte, NC 28255

Ladies and Gentlemen:

     Camden Property Trust, a Texas real estate investment trust (the "Company"), proposes to issue and sell to the underwriters named in Schedule I hereto (the "Underwriters") the respective principal amounts of its debt securities identified in Schedule I hereto (collectively, the "Securities"), to be issued under the indenture specified in Schedule I hereto (including the Supplemental Indenture referred to in Schedule I, the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee").

     The  Company  has  prepared  and filed  with the  Securities  and  Exchange
Commission  (the   "Commission")  in  accordance  with  the  provisions  of  the
Securities  Act of 1933,  as  amended,  and the  rules  and  regulations  of the
Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to certain securities (the "Shelf Securities") to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Base Prospectus." The Base Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the Registration Statement, the Base Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Base Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any filing of documents under, or any documents filed under, the Exchange Act after the date of this Agreement, or the date of the Base Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

     The Company hereby agrees with the Underwriters as follows:

     1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amounts of Securities at the respective purchase prices set forth in Schedule I hereto plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

     2. The Company understands that the Underwriters intend (i) to make a public offering of the Securities and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

     3. Payment for the Securities shall be made to the Company or to its order in immediately available funds on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the third Business Day thereafter, as the Underwriters and the Company may agree in writing). Such payment will be made upon delivery to such Underwriters of the Securities registered in such names and in such denominations as the Underwriters shall request not less than one full Business Day prior to the date of delivery, with any transfer taxes payable in connection with transfer to the Underwriters duly paid by the Company. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Securities are referred to herein as the Closing Date. The certificates for the Securities will be made available for inspection and packaging by the Underwriters by 1:00 P.M. on the Business Day prior to the Closing Date at such place in New York City as the Underwriters and the Company shall agree.

     4. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Date that:

          (a) the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"); and the Registration Statement does not and will not, as of its applicable effective date and any amendment thereto and at the date hereof and at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and the Prospectus, as amended or supplemented at the Closing Date and any amendment or supplement to the Prospectus thereafter, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein, and the Company acknowledges (for the purposes of this paragraph
     (a) and anywhere else in this Agreement where a reference appears to writings furnished by the Underwriters to the Company) that the statements set forth in the second sentence of the third paragraph and the fourth and sixth paragraphs under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement;

          (b) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and there are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required;

          (c) the financial statements and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, present fairly the financial position of the Company as of the dates indicated and the results of its operations and the changes in its cash flows for the periods specified; the foregoing financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the information required to be stated therein; the summary financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein; no other financial statements (or schedules) of the Company, any predecessor of the Company or any other entity or business are required by the Securities Act to be included in the Registration Statement or the Prospectus; any historical summaries of revenue and certain operating expenses included or incorporated by reference in the Registration Statement and the Prospectus present fairly the revenue and those operating expenses included in such summaries of the properties related thereto for the periods specified in conformity with GAAP; and pro forma financial statements of the Company and its Subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus, if any, present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein;

          (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, shareholders' equity or results of operations of the Company or any of its Subsidiaries (as hereinafter defined); and except as set forth or contemplated in the Prospectus neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its Subsidiaries as a whole;

          (e) the Company has been duly formed and is validly existing as a real estate investment trust with transferable shares of beneficial interest under the laws of the State of Texas, with power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole; except for investments in securities as described in the Registration Statement or Prospectus or for investments in securities that are not, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole, the Company has no equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust, joint venture or other entity; the subsidiary entities of the Company identified on Schedule II hereto (the "Subsidiaries") are all of the Company's Subsidiaries, have full power and authority to conduct their business as described in the Registration Statement and the Prospectus, have been duly organized and are validly existing as corporations, limited partnerships or limited liability companies, as the case may be, in good standing under the laws of their states of organization, and have been duly qualified as foreign corporations, limited partnerships or limited liability companies, as the case may be, for the transaction of business and are in good standing under the laws of each other jurisdiction in which they own or lease properties, or conduct any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; except for investments in securities as described in the Registration Statement or Prospectus or for investments in securities that are not, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole, or ownership of interests of lower tier Subsidiaries, the Subsidiaries have no equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust, joint venture or other entity; the Subsidiaries of the Company that are "significant subsidiaries" (as defined in Rule 1-02(w) of Regulation S-X) are identified on Schedule II hereto and complete and correct copies of the charter documents and the by-laws, if any, of such Subsidiaries and all amendments thereto have been previously made available or delivered to the Underwriters, and no changes therein will have been made subsequent to the date hereof and prior to the Closing Date; all of the issued and outstanding capital stock of each Subsidiary that is a corporation or similar entity has been duly authorized and validly issued, is fully paid and nonassessable and, except as otherwise indicated on
     Schedule II hereto, is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or restriction;

          (f) the Company has full power and authority to enter into this Agreement and the Indenture and to issue, offer and sell the Securities as contemplated by this Agreement; this Agreement and the Indenture have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligations of the Company enforceable in accordance with their terms, except that the enforceability thereof may be limited by or subject to (i) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws now or hereafter existing which affect the rights and remedies of creditors generally and
     (ii) equitable principles of general applicability, and except as rights to indemnity and contribution hereunder may be limited by applicable law;

          (g) the Securities have been duly authorized, and, when issued, authenticated and delivered pursuant to this Agreement and the Indenture will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, except that the enforceability thereof may be limited by or subject to (i) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws now or hereafter existing which affect the rights and remedies of creditors generally and
     (ii) equitable principles of general applicability, and except as rights to indemnity and contribution hereunder may be limited by applicable law; the Indenture has been duly authorized and has been duly qualified under the Trust Indenture Act, has been duly and validly executed and delivered by the Company and the Trustee, and constitutes a valid and binding instrument enforceable in accordance with its terms; and the Securities and the Indenture will conform to the statements relating thereto contained in the Prospectus;

          (h) neither the Company nor the Subsidiaries are, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, their respective Declaration of Trust, Articles of Incorporation, By-Laws, limited partnership or limited liability company agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or other instrument or obligation to which the Company or any Subsidiary is a party or by which they or any of their properties are bound, except for violations and defaults which individually and in the aggregate are not material to the Company or to the holders of the Securities; the issue and sale of the Securities and the performance by the Company of all of the provisions of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, nor will any such action result in any violation of the provisions of the Declaration of Trust or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (i) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or to which any property of the Company or any Subsidiary is or may be the subject which, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, properties, financial position, shareholders' equity or results of operations of the Company and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

          (j) the Company and the Subsidiaries have indefeasible title to all of the real properties and assets reflected in the financial statements (or as described in the Registration Statement) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material in amount and which do not materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company or any of the
     Subsidiaries; the Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming to the description thereof set forth in the Registration Statement;

          (k) the Company has filed all Federal, State and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith;

          (1) the Company and the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their business;

          (m) Deloitte & Touche LLP, who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, are independent public accountants as required by the Securities Act;

          (n) the Company has never been, is not now, and immediately after the sale of the Securities under this Agreement will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended;  the Company is  organized,  and has  operated,  operates and will continue to operate in a manner so as to qualify as a "real estate investment trust" (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and the Company's present and contemplated operations, assets and income continue to meet such requirements;

          (o) the conditions for the use of a registration statement on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transactions contemplated herein;

          (p) with respect to the properties of the Company described in the Prospectus or reflected in the Company's consolidated financial statements included or incorporated by reference therein (the "Properties"), the Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, Federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have obtained all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to obtain required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals are otherwise disclosed in the Prospectus or would not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business (affairs or other), prospects, earnings, net worth or results of operation of the Company and the Subsidiaries taken as a whole; and

               (i) none of the Company or the Subsidiaries has at any time, and, to the knowledge of the Company, no other party has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with,

          Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than any such action taken in compliance with all applicable Environmental Laws or by tenants in connection with the ordinary use of residential properties owned by the Company or the Subsidiaries; the Company does not intend to use the Properties or any subsequently acquired properties described in the Prospectus for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than in compliance with all applicable Environmental Laws; and

               (ii) the Company does not know of any seepage, leak, escape, leaching, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on or adjacent to the Properties or onto lands from which such hazardous or toxic waste of substances might seep, flow or drain into such waters; and

               (iii) neither the Company nor any of the Subsidiaries has received notice of, or has knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to, any claim under or pursuant to any Environmental Law pertaining to Hazardous Material or toxic waste or substances on or originating from the Properties or arising out of the conduct of any such party, including, without limitation, pursuant to any Environmental Law; as used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material as defined by any Federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, Environmental Laws, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, etseq.) ("CERCLA"), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 9601, et seq.), and in the regulations adopted and publications promulgated pursuant to each of the foregoing or by any Federal, state or local governmental authority having or claiming jurisdiction over the Properties as described in the Prospectus.

          (q) the Company has complied with all provisions of Article 6138A of the Texas Civil Statutes;

          (r) none of the assets of the Company or the Subsidiaries constitute, nor will such assets, as of the Closing Date, constitute, "plan assets" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA");

          (s) the Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Securities Act;

          (t) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to financial and corporate books and records is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (u) all liens, charges, encumbrances, claims or restrictions on or affecting the Properties which are required to be disclosed in the Prospectus are disclosed therein; to the knowledge of the Company, (i) no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not have a material adverse effect on the condition (financial or other), business, prospects, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (ii) the intended use and occupancy of each of the Properties complies with all applicable codes and zoning laws and regulations, if any, except for such failures to comply which would not individually or in the aggregate have a material adverse effect on the condition (financial or other), business prospects, net worth or results of operations of the Company and the Subsidiaries taken as a whole; and (iii) there is no pending or, to the best knowledge of the Company, threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the Properties, except such proceedings or actions that would not have a material adverse effect on the condition (financial or other), business, prospects, net worth or results of operations of the Company and the Subsidiaries taken as a whole;

          (v) the Company, has and will maintain, property and casualty insurance in favor of the Company and the Subsidiaries, as the case may be, with respect to each of the Properties, in an amount and on such terms as is reasonable and customary for businesses of the type proposed to be conducted by the Company and the Subsidiaries; the Company has not received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any such Properties; and

          (w) any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby on the date of such certificate.

     5. The Company covenants and agrees with the several Underwriters as follows:

          (a) to file the Prospectus (but only if the Underwriters have not reasonably objected thereto by notice to the Company after having been furnished a copy in reasonable time prior to filing) pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities;

          (b) to deliver to each Underwriter and counsel for the Underwriters, at the expense of the Company, a copy of the signed Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and, upon request, documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Underwriters may reasonably request, when filed with the Commission; and that each such Prospectus will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

          (c) from the date hereof and during such period after the first date of the public offering of the Securities that, in the opinion of counsel for the Underwriters, a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to the Underwriters a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for the Underwriters' review, and not to file any such proposed amendment or supplement to which the Underwriters reasonably object;

          (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise the Underwriters promptly, and to confirm such advice in writing,
     (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and
     (iv) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

          (e) if, during such period after the first date of the public offering of the Securities, in the opinion of counsel for the Underwriters, a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and, subject to Section 5(c), furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to which Securities may have been sold by the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Underwriters may designate; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

          (g) to make generally available to its security holders and to the Underwriters as soon as practicable but not later than 15 months after the effective date of the Registration Statement (as defined in Rule 158(c)) an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of
     Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

          (h) so long as the Securities are outstanding, to furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to holders of Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

          (i) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities without the Underwriters' prior written consent; and

          (j) to pay all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including reasonable fees of counsel for the Underwriters and their disbursements), (iv) related to any filing with National Association of Securities Dealers, Inc., (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided and (vi) payable to rating agencies in connection with the rating of the Securities; except as provided in clause (iii) above or in Section 7 or in Section 10 hereof, the Company shall not be obligated to pay the fees of counsel for the Underwriters and their disbursements.

     6. The obligations of the several Underwriters hereunder shall be subject to the following conditions:

          (a) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

          (b) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters' satisfaction;

          (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that indicates anything other than a stable outlook, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and the Securities shall in no event be rated less than BBB- by Standard and Poor's Ratings Services, BBB- by Fitch, Inc. and Baa3 by Moody's Investors Service, Inc.

          (d) since the respective dates as of which information is given in the Prospectus there shall not have been any material adverse change or any development involving a material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, the effect of which in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

          (e) the Underwriters shall have received on and as of the Closing Date a certificate satisfactory to the Underwriters, of the President or the Chief Executive Officer and the Chief Financial Officer, or such other senior executive officer or officers of the Company as are satisfactory to the Underwriters, to the effect set forth in subsections (a) through (c) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement;

          (f) Locke Liddell & Sapp LLP, counsel for the Company, shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) the Company has been duly organized and is validly existing as a real estate investment trust under the laws of the State of Texas, with power and authority to own its properties and conduct its business as described in the Prospectus as then amended or supplemented;

               (ii) the Company is qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole;

               (iii) the Subsidiaries have been duly organized and are validly existing as corporations, limited partnerships or limited liability companies, as the case may be, in good standing under the laws of their jurisdictions of organization, with power and authority to own their properties and conduct their business as described in the Prospectus as amended or supplemented; except as disclosed in the Registration Statement or the Prospectus or for investments in securities that are not, individually or in the aggregate, material to the Company and its Subsidiaries taken as a whole, the Company owns no capital stock or other beneficial interest in any corporation, partnership, trust, joint venture or other business entity; and except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock or other ownership interests of each Subsidiary that is a corporation or similar entity have been duly authorized and are validly issued, are fully paid and non-assessable and, to the best of the knowledge of such counsel, are owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim;

               (iv) the Subsidiaries have been duly qualified as foreign corporations for the transaction of business and are in good standing under the laws of each other jurisdiction in which they own or lease properties, or conduct any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole;

               (v) other than as set forth or  contemplated  in the  Prospectus, there are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject which, if determined adversely to the Company or such Subsidiary, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, properties, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries taken as a whole; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference from another filing with the Commission or described as required;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company on the date hereof, except as rights to indemnity and contribution hereunder may be limited by applicable law;

               (vii) the Securities have been duly authorized, and when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, except that the enforceability thereof may be limited by or be subject to (a) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws now or hereafter existing which affect the rights and remedies of creditors generally and (b) equitable principles of general applicability;

               (viii) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable in accordance with its terms, except that the enforceability thereof may be limited by or be subject to (a) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws now or hereafter existing which affect the rights and remedies of creditors generally and (b) equitable principles of general applicability; and the Indenture has been duly qualified under the Trust Indenture Act;

               (ix) to the best of such counsel's knowledge, neither the Company nor the Subsidiaries are, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, their respective Declarations of Trust, Articles of Incorporation, By-Laws or limited partnership or limited liability company agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which they or any of their respective properties are bound, except for violations and defaults which individually and in the aggregate are not material to the Company or to the holders of the Securities; the issue and sale of the Securities and the performance by the Company of its obligations under the

          Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, nor will any such action result in any violation of the provisions of the Declaration of Trust or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

               (x)  the  Company  has  authorized  and  outstanding   shares  of
          beneficial interest as set forth under the caption "Capitalization" in the Prospectus;

               (xi) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (xii) the statements in the Base Prospectus under the captions "Description of Capital Shares," "Description of Warrants," and "Description of Debt Securities," and the statements in the Prospectus under the caption "Description of the Notes," and other statements in the Prospectus and each document incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and in the Registration Statement insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, in each case fairly present the information called for with respect to such legal matters, documents or proceedings; the descriptions in the Registration Statement and Prospectus of contracts and other documents which are filed as exhibits to the Registration Statement are accurate in all material respects and fairly present the information required to be shown; and to such counsel's knowledge there are no statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required;

               (xiii) the Company is not, and will not become as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and has not been an "investment company" at any time since 1988;

               (xiv) to such counsel's knowledge, with the exception of the Registration Rights Agreement dated April 15, 1997, between the Company, Camden Operating, L.P., and certain listed investors therein, the Registration Rights Agreement dated as of April 6, 1998 among Oasis Residential, Inc., ISCO and IFT Properties, Ltd., the Registration Rights Agreement dated as of April 2, 1998 between Oasis Residential, Inc. and Merrill Lynch Private Finance Limited, the Registration Rights Agreement dated as of February 23, 1999 among the Company, Belcrest Realty Corporation and Belair Real Estate Corporation and the Registration Rights Agreement dated as of August 13, 1999 between the Company and Edgewater Equity Partners, as amended by Amendment to Registration Rights Agreement dated as of September 7, 1999 and Second Amendment to Registration Rights Agreement dated as of January 7, 2000, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned by such person, or to require the Company to register such securities pursuant to the Registration Statement;

               (xv) the Registration Statement has become effective under the Securities Act; any required filing of the Prospectus under Rule 424 under the Securities Act has been made; to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

               (xvi)  such  counsel  (A) is of the  opinion  that each  document incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements included therein as to which such counsel need express no opinion) complied as to form in all material respects with the Exchange Act when filed with Commission,
          (B) believes that (except for the financial statements included therein as to which such counsel need express no belief) each part of the Registration Statement (including the documents incorporated by reference therein) filed with the Commission pursuant to the
          Securities Act relating to the Securities, when such part became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (except for the financial statement included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and (D) believes that (except for the financial statements included therein as to which such counsel need express no belief) the Registration Statement and the Prospectus, on the date of this Agreement, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of Texas, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (xvi) above counsel may state its opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified.

          (g) Locke Liddell & Sapp LLP, tax counsel for the Company, shall have delivered to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) the Company met the requirements for qualification and taxation as a real estate investment trust ("REIT") for the taxable years 1993 through 2000;

               (ii) the Company's diversity of equity ownership and proposed method of operation should allow it to qualify as a REIT for its 2001 taxable year; and

               (iii) the discussion contained under the caption "Federal Income Tax Considerations and Consequences of Your Investment" in the Prospectus forming a part of the Registration Statement, accurately reflects existing law and fairly addresses the material federal income tax issues described therein.

          In rendering such opinions, Locke Liddell & Sapp LLP may rely as to matters of fact, to the extent they deem proper, on certificates of officers of the Company and public officials so long as such counsel states that no facts have come to the attention of such counsel which lead them to believe that they are not justified in relying on such certificates. In addition, Locke Liddell & Sapp LLP may state that their opinions are based upon the procedures and assumptions set forth in such opinion letter and that it is limited to the tax matters specifically covered thereby and that they have not addressed any other tax consequences.

          (h) concurrently with the execution and delivery of this Agreement, or on the Closing Date prior to payment and delivery of the Securities, Deloitte & Touche LLP shall have furnished to the Underwriters a letter, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters, confirming that they are independent accountants with respect to the Company as required by the Securities Act and the rules and regulations thereunder and with respect to the financial and other statistical and numerical information contained in the Registration Statement and the Prospectus or incorporated by reference therein. Such letter shall contain information of the type customarily included in accountants' comfort letters to underwriters. If such letter is delivered as of the date of this Agreement, then at the Closing Date, Deloitte & Touche LLP shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in such letter, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date;

          (i) the Underwriters shall have received on and as of the Closing Date an opinion of Sidley Austin Brown & Wood llp, counsel for the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

          (j) on or prior to the Closing Date, the Company shall have furnished to the Underwriters such further certificates and documents confirming the representations and warranties contained herein and related matters as the Underwriters shall reasonably request.

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Underwriters and their counsel.

     7. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the reasonable legal fees and other expenses (including expenses of investigation and settlement) incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by such Underwriter expressly for use therein; provided, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person asserting any such losses, claims, damages or liabilities at or prior to the written confirmation of the sale of such Securities to such person.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its trust managers, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel satisfactory to the Indemnified Person to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel satisfactory to the Indemnified Person or
(iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and any such control persons of Underwriters shall be designated in writing by the Underwriters and any such separate firm for the Company, its trust managers, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject; matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph  shall be deemed to  include,  subject  to the  limitations  set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligation to contribute pursuant to this Section 7 shall be several in proportion to their respective underwriting commitments as set forth in Schedule I hereto and not joint.

     The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

     The indemnity and contribution agreements contained in this Section 7 and the representations, warranties and covenants of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

     8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Underwriters, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) there shall have occurred, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, properties, management or business prospects of the Company, whether or not arising in the ordinary course of business, (iv) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange, (v) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (vi) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (vii) there has occurred any downgrading or notice of any intended or potential downgrading or any review or possible change that indicates anything other than a stable outlook in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g)(2) under the Securities
Act) or (viii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and which, in the judgment of the Underwriters, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

     9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in
Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Underwriters may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to the Underwriters and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of Securities.

     11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at c/o Banc of America Securities LLC, Bank of America Corporate Center, NC1-007-07-01, 100 North Tryon Street, Charlotte, NC 28255, Attention: Syndicate Desk. Notices to the Company shall be given to it at Three Greenway Plaza, Suite 1300, Houston, Texas 77046, Attention: G. Steven Dawson, Senior Vice President - Finance, Chief Financial Officer, Treasurer and Secretary.

     13. Miscellaneous. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                Very truly yours,

                                CAMDEN PROPERTY TRUST



                                By:_________________________________________
                                   Name:  G. Steven Dawson
                                   Title: Senior Vice President - Finance,
                                          Chief Financial Officer, Treasurer
                                          and Secretary

Accepted: September 7, 2001

BANC OF AMERICA SECURITIES LLC
COMMERZBANK CAPITAL MARKETS CORP.
DEUTSCHE BANC ALEX. BROWN INC.
FIRST UNION SECURITIES, INC.
J.P. MORGAN SECURITIES INC.
LEGG MASON WOOD WALKER INCORPORATED
MCDONALD INVESTMENTS INC.
PNC CAPITAL MARKETS, INC.
WELLS FARGO BROKERAGE SERVICES, LLC

By:  Banc of America Securities LLC

By:__________________________________
   Name:  Lily Chang
   Title: Principal

                                SCHEDULE I

Underwriters:                                                 Principal Amount
                                                                   of Notes


 BANC OF AMERICA SECURITIES LLC                                 $ 84,000,000
COMMERZBANK CAPITAL MARKETS CORP.                                  2,000,000
DEUTSCHE BANC ALEX. BROWN INC.                                     2,000,000
FIRST UNION SECURITIES, INC.                                       2,000,000
J.P. MORGAN SECURITIES INC.                                        2,000,000
LEGG MASON WOOD WALKER INCORPORATED                                2,000,000
MCDONALD INVESTMENTS INC.                                          2,000,000
PNC CAPITAL MARKETS, INC.                                          2,000,000
WELLS FARGO BROKERAGE SERVICES, LLC                                2,000,000
                                                              ----------------
                                                                $100,000,000
                                                              ================


Underwriting Agreement dated:   September 7, 2001.

Registration Statement No.:     333-92959

Indenture:                      Indenture  dated  as  of  February  15, 1996 and
                                Supplemental Indenture dated  as of February 15,
                                1996, both  between  Camden Property  Trust (the
                                "Company") and U.S. Trust Company of Texas, N.A.

Title of  Securities:           6.75% Notes due 2010 (the "Notes")

Currency:                       United States Dollars

Aggregate Principal Amount:     $100,000,000

Current Ratings:                Moody's  Investors Service, Inc.: Baa2; Standard
                                & Poor's Ratings Services: BBB.

Price to Public:                99.866% of the  principal  amount  of the Notes,
                                plus accrued interest from September 12, 2001.

Purchase Price:                 99.216% of the  principal amount  of  the Notes,
                                plus accrued interest from September 12, 2001.

Form:                           Global Note.

Maturity:                       September 15, 2010.

Interest Payment Dates:         Semi-annually  on  March  15  and  September 15,
                                commencing on March 15, 2002.

Redemption:                     Optional redemption  by the  Company  of some or
                                all of the Notes on one or more occasions prior to maturity at a price equal to the sum of (a)
                                100% of  the principal  amount of the  Notes and
                                (b) a make-whole premium, together with accrued and unpaid interest up to but not including the redemption date.

Sinking Fund Provisions:        None.

Denomination and Form:          The Notes  are issuable  only in registered form
                                without coupons in denominations of $1,000 and any integral multiple thereof.

Defeasance and Covenant         Sections 1402  and 1403 of the Indenture contain
Defeasance:                     provisions for defeasance at any time of (a) the
                                entire indebtedness of the Company on the Notes and (b) certain restrictive covenants, which shall include all covenants contained in the Supplemental Indenture dated as of February 15,
                                1996, and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to the Notes.

Seniority and Certain Other     The  Notes  shall  rank  on  a  parity  with the
Provisions:                     Company's senior indebtedness. The provisions of
                                the Supplemental  Indenture dated as of February
                                15, 1996, including the  restrictions of Section
                                1012 set forth therein, shall apply to the Notes.

Definitions and Other           As per  Prospectus Supplement dated September 7,
Provisions:                     2001.

Closing Date, Time and          September 12, 2001, 9:00 a.m., New York time, at
Location:                       the offices of Sidley Austin Brown & Wood llp in
                                New York, New York.

                                   SCHEDULE II

                      SUBSIDIARIES OF CAMDEN PROPERTY TRUST

    CPT-GP, Inc.
    CPT-LP, Inc.
    Camden Acquisition, Inc.
    Camden Building, Inc.
    Camden Realty, Inc. (2)
    Camden Development, Inc.
    Camden Housing, Inc. (3)
    Camden Operating, L.P. (1) (2)
    Camden USA, Inc. (1)
    Cockerell Capital, Inc. (2)
    Denver West Apartments, LLC (2)
    Oasis   California, Inc.
    Oasis Martinique, LLC (2)
    ORI, Inc.
    ORI   Colorado, Inc.
    ORI Park, Inc.
    ORI Wexford, Inc.
    Paradim, Inc. (2)
    Paradim Charlotte I, L.L.C. (2)
    Paradim Dallas I, L.P. (2)
    Paradim Greensboro I, L.L.C. (2)
    Paradim GP Dallas I, Inc. (2)
    Paradim LP Dallas I, Inc. (2)
    Sierra-Nevada Multifamily Investments, LLC (2)
    SRG/Camden I, LLC (2)

Significant subsidiary as defined in Rule 1-02(w) of Regulation S-X. Not wholly-owned by Camden Property Trust.
Wholly-owned by a non-wholly-owned subsidiary.

                                                                     Exhibit 4.3

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITORY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     CAMDEN PROPERTY TRUST

                            FORM OF
               6.75% NOTE DUE SEPTEMBER 15, 2010



REGISTERED                                                     PRINCIPAL AMOUNT
No.: R-1                                                         $100,000,000

CUSIP No.: 133131 AH 5

     CAMDEN PROPERTY TRUST, a real estate investment trust organized and existing under the laws of the State of Texas (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, upon presentation, the principal sum of One Hundred Million Dollars ($100,000,000) on September 15, 2010 at the office or agency of the Company referred to below, and to pay interest thereon from September 12, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2002 at the rate of 6.75% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided for in the Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     Payment of the principal of, or Make-Whole Amount, if any, and interest on, the Securities will be made to The Depository Trust Company or its nominee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer of funds to an account of the Person entitled thereto maintained within the United States.

     Securities of this series may be redeemed at any time at the option of the Company, in whole or in part, upon notice of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN THIS PLACE.

     Unless the Certificate of Authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        CAMDEN PROPERTY TRUST


Dated:  September 12, 2001              By:____________________________________
                                           G. Steven Dawson
                                           Senior Vice President-Finance,
                                           Chief Financial Officer and Secretary





                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. TRUST COMPANY OF TEXAS, N.A.
as Trustee


By:_______________________________      Dated:  September 12, 2001
   Authorized Officer

                                 Reverse of Note


                              CAMDEN PROPERTY TRUST

                        6.75% NOTE DUE SEPTEMBER 15, 2010


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of February 15, 1996, as supplemented by the Supplemental Indenture, dated as of February 15, 1996 (as so supplemented, herein called the "Indenture"), between the Company and U.S. TRUST COMPANY OF TEXAS, N.A., a national banking association organized under the laws of the United States of America, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the first page hereof, limited in aggregate principal amount to $100,000,000.

     "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Security, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Securities being redeemed or paid.

     "Reinvestment Rate" means .25% (twenty-five one hundredths of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

     "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

     The covenants set forth in Section 1012 of the Indenture shall be fully applicable to this Security.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Security.

     If any Event of Default with respect to Securities of this series shall occur and be continuing, the principal of, and the Make-Whole Amount, if any, on, the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium or Make-Whole Amount, if any) or any interest on and any Additional Amounts in respect thereof on or after the respective due dates expressed herein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the
Securities of each series at the time Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, Make-Whole Amount, if any, on, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment where the principal of, Make-Whole Amount, if any, on, and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evidenced thereby, shall be had against any promoter, as such or, against any past, present or future shareholder, officer, trust manager or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Security by the Holder thereof and as part of the consideration for the issue of the Securities of this series.

     All terms used in this security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INDENTURE AND THE SECURITIES, INCLUDING THIS SECURITY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused "CUSIP" numbers to be printed on the Securities of this series as convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COMM  -  as tenants in common                  UNIF GIFT/TRANSFER MIN ACT
TEN ENT   -  as tenants by the entireties          ________ Custodian ________
JT TEN    -  as joint tenants with right of         (Cust)           (Minor)
             survivorship and not as tenants       Under Uniform Gifts/Transfers
             in common                             to Minors Act ______
                                                                (State)


Additional abbreviations may also be used though not in the above list.
                     ______________________________________

Social Security or taxpayer I.D. or other identifying number of assignee:



FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
                 (name and address of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ____________________________________________________________________,
attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: